Exhibit 10.1

AMENDED AND RESTATED
SECURITIES PURCHASE AGREEMENT

This AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT, dated as of ___________, 2015 (this “Agreement”), by and between Leo Motors, Inc., a Nevada corporation (the “Company”), and the individual identified on the signature page to this Agreement (the “Purchaser”).

RECITALS

A.    This Agreement amends and restates in its entirety that Securities Purchase Agreement dated June 24, 2015 by and between the Company and the Purchaser.

B.     Purchaser desires to purchase from the Company and the Company desires to sell to Purchaser certain of the Company’s 4% Convertible Promissory Note, in the aggregate face amount of KRW __________, in the form of Exhibit A attached hereto (the “Note”) and Common Stock Purchase Warrant, each to purchase up to a certain number of shares of the common stock (the “Common Stock”) of the Company, in the form of Exhibit B attached hereto (individually, the “Warrant” and collectively with the Note, the “Securities”).  The face amount of the Note the Purchaser has committed to purchase, and the amount of the purchase price thereof to be paid to the Company by the Purchaser (a “Commitment”) is listed on the signature page such Purchaser executes and delivers to the Company.

C.    The Company’s sale of the Securities to the Purchaser will be made in reliance upon the provisions of Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, and other applicable rules and regulations of the SEC and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the transactions contemplated hereby.

D.    Subject to the terms and provisions of the Note, at any time when any amount of principal or interest of the Note shall be outstanding, such unpaid amounts shall be convertible, at the election of the Purchaser, into Common Stock at a price of $0.15 per share (the “Conversion Price”), subject to certain adjustments as set forth in the Note.

E.    Subject to the terms and provisions of the Warrant and this Agreement, the Warrant shall be issued three months after the Note is issued to the Purchasers hereunder and shall be exercisable at $0.15 per share (the “Exercise Price”), for ______________  shares of Common Stock of the Company.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company hereby agree as follows:

1.           Purchase of the Note and Warrant.  On the terms and subject to the conditions set forth in this Agreement and in the Note and Warrant, the Purchaser shall purchase from the Company and the Company shall sell to the Purchaser the Securities.

2.           Purchaser’s Representations, Warranties and Covenants. In order to induce the Company to sell and issue the Securities to the Purchaser under one or more exemptions from registration under the Securities Act, the Purchaser represents and warrants to the Company, and covenants with the Company, that, as of the date hereof and as of each Closing Date (except as otherwise set forth herein):

 (a)           (i) Such Purchaser has the requisite power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), and to purchase the Securities in accordance with the terms hereof and thereof.

(ii) The execution and delivery of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by the Purchaser's organizational documents (if any) and no further consent or authorization is required by the Purchaser.

(iii) The Transaction Documents have been duly and validly executed and delivered by the Purchaser.

(iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(b) The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound.

(c) The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws).  The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(e) The Purchaser acknowledges that the Securities have been offered to it in direct communication between itself and the Company and not through any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented in any seminar or any other general solicitation or general advertisement.

(f) The Purchaser acknowledges that the Company has given it access to all information relating to the Company’s business that it has requested.  The Purchaser has reviewed all materials relating to the Company’s business, finance and operations which it has requested and the Purchaser has reviewed all of such materials as the Purchaser, in the Purchaser’s sole and absolute discretion shall have deemed necessary or desirable. The Purchaser has had an opportunity to discuss the business, management and financial affairs of the Company with the Company’s management.   Specifically but not by way of limitation, the Purchaser acknowledges the Company’s publicly available filings made periodically with the SEC, which filings are available at www.sec.gov and which filings the Purchaser acknowledges reviewing or having had the opportunity of reviewing.

 (g) The Purchaser acknowledges that it has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision in connection therewith; (ii) protecting its own interest; and (iii) bearing the economic risk of such investment for an indefinite period of time.  The undersigned hereby agrees to indemnify the Company thereof and to hold the Company and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of warranties of the undersigned contained in this Agreement, or arising as a result of the sale or distribution of the Securities or the Common Stock issuable upon conversion of the Note or exercise of the Warrant, by the undersigned in violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other applicable law, either federal or state.  This subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the Purchaser

(h) The Purchaser is familiar with the definition of an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and represents and warrants to the Company that it is (and was at such time it was offered the Securities) an accredited investor, on each Closing Date, and will be an accredited investor on each date which it converts the Note or exercises the Warrant.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. If the Purchaser is not a resident of the United States, the Purchaser is not a “U.S. person” as that term is defined in Rule 902 of Regulation S promulgated under the Securities Act of 1933, as amended.

(i) Commencing on the date on which the Purchaser received a term sheet from the Company or any representative or agent of the Company (written or oral) setting forth the material terms of the transactions contemplated hereunder, until the date on which the Purchaser’s Note and Warrant are no longer outstanding, the Purchaser has complied and will comply with the provisions of Section 9 of the Exchange Act, and the rules and regulations promulgated thereunder, with respect to transactions involving the Common Stock. Commencing on the date on which the Purchaser received a term sheet from the Company or any representative or agent of the Company (written or oral) setting forth the material terms of the transactions contemplated hereunder, until the date on which the Purchaser’s Note and Warrant are no longer outstanding, the Purchaser has not and will not sell the Company's Common Stock short or engage or engaged in any hedging transactions in the Company’s Common Stock, either directly or indirectly, through its affiliates, principals, agents or advisors.

(j) The Purchaser is aware that the Note and the Warrant, and the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Note and the Warrant, and the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant, the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Further, the Purchaser understands and acknowledges that any certificates evidencing the Note, the Warrant or the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant will bear a legend in substantially the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

(k) The Purchaser understands and acknowledges that the Note, the Warrant and any shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant, may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act or (ii) an exemption from the registration requirements of the Securities Act.

(l) The Purchaser understands and acknowledges that the Company has neither filed a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the transactions contemplated by this Agreement or the other Transaction Documents, and in the absence of such a registration statement or exemption, the Purchaser may have to hold the Note, the Warrant and any shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant, indefinitely and may be unable to liquidate any of them in case of an emergency.

(m) The Purchaser is not and will not be required to be registered as a “dealer” under the Exchange Act, either as a result of its execution and performance of its obligations under this Agreement or otherwise.

(n)  The Purchaser understands and acknowledges that proceeds raised in connection with this Agreement will be used by the Company in its sole discretion.

(o) The Purchaser understands that it is liable for its own tax liabilities and has obtained no tax advice from the Company in connection with the purchase of the Securities.

(p) The Purchaser will not pay or receive any finder’s fee or commission in respect of the consummation of the transactions contemplated by this Agreement.

                       (q)  Purchaser hereby agrees and acknowledges that it has been informed of the following:  (i) there are factors relating to the subsequent transfer of any of the Securities or shares of Common Stock underlying the Note and Warrant that could make the resale of such Securities or shares of Common Stock underlying the Note and Warrant difficult; and (ii) there is no guarantee that the Purchaser will realize any gain from the purchase of the Securities; and (iii) the purchase of the Securities involves a high degree of risk and is subject to many uncertainties (including, without limitation, the risks disclosed in the Company’s filings with the SEC, including without limitation, under “Risk Factor” in the Company’s Form 10-K for the year ended December 31, 2014).  The Purchaser acknowledges that it understands that these risks and uncertainties may adversely affect the Company’s business, operating results and financial condition, and that the trading price for the Common Stock could decline substantially and Purchaser could lose all or part of its investment.

         3.    Company’s Representations, Warranties and Covenants. The Company represents and warrants to the Purchasers that:

(a) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

(b)           (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Transaction Documents, and to issue the Note and Warrant in accordance with the terms hereof and thereof.

(ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Note and Warrant pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders.

(iii) The Transaction Documents have been duly and validly executed and delivered by the Company.

(iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(c) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Company is a party or under any organizational documents of the Company.

4.           Closing and Deliverables.

(a) The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date on or prior to ____________, 2015 (“Closing Date”) at such location as may be agreed to by the parties provided that the Company shall have received copies of this Agreement executed by each respective Purchaser. At the Closing:

(i) each Purchaser shall deliver to the Company immediately available funds, by check or by wire transfer (bank wiring instructions as set forth in Exhibit C) in an amount equal to the amount of such Purchaser’s Commitment as set forth beside the name of such Purchaser on such Purchaser’s signature page hereto; and

(ii) the Company shall deliver to the Purchaser (x) a Note (which will be counter-signed by the Purchaser), in the Principal Amount equal to the Purchaser’s Commitment and (y) a Warrant to purchase __________ shares of the Company’s Common Stock at the Exercise Price.  The Note will be dated as of the Closing Date.

5.           Miscellaneous.

(a). Each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transactions Documents.

(b) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature transmitted by e-mail shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

(c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and neutral shall include the masculine and feminine.

(d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) This Agreement and the Note and Warrant represent the final agreement between the Purchasers and the Company with respect to the terms and conditions set forth herein, and, the terms of this Agreement and the Note and Warrant may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  No provision of this Agreement and the Note and Warrant may be amended other than by an instrument in writing signed by the Purchaser and the Company, and no provision hereof or thereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(f) Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Leo Motors, Inc.
3887 Pacific Street
Las Vegas, NV 89121
Attn:        Shi Chul Kang Co-Chief Executive Officer
 Jun Heng Park, Co-Chief Executive Officer
Facsimile: +82 70-4699-3585

If to a Purchaser:

to the address set forth on the Purchaser’s signature page hereto.

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

(g) This Agreement may not be assigned by any Purchaser.

(h) This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) The representations and warranties of the Purchasers and the Company contained herein shall survive the Closing and the termination of this Agreement and the other Transaction Documents.

(j) The Purchasers and the Company shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or the rules and regulations of the SEC.

(k) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.

(l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party, as the parties mutually agree that each has had a full and fair opportunity to review this Agreement and the other Transaction Documents and seek the advice of counsel on it and them.

(m) The Purchaser and the Company each shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which the Purchaser has by law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorney’s fees and costs, and to exercise all other rights granted by law.

(n)  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed wholly within such state. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Clark, State of Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

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IN WITNESS WHEREOF the Purchaser and the Company have executed this Agreement as of the date first above written.

THE COMPANY

LEO MOTORS, INC.

By:__________________________
Name: Shi Chul Kang
Title: Co-Chief Executive Officer

By:__________________________
Name: Jun Heng Park
Title: Co-Chief Executive Officer

THE PURCHASER

_______________________________	____________________
Name (signature)	Amount of Commitment
(KRW)
_______________________________
Print Name
______________
_______________________________	Date

_______________________________
Address

_______________________________
Phone Number

_______________________________
Fax Number

_______________________________
Social Security Number

_______________________________
E-mail Address